                        ANNUAL REPORT / DECEMBER 31 2000

                                AIM VALUE II FUND

                                  [COVER IMAGE}

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]


                     -------------------------------------

                   COMMON AMERICAN SWAN BY JOHN JAMES AUDUBON

            THE SWAN IS EMBLEMATIC OF THE CAPACITY TO GROW TO GREAT

           SIZE AND BEAUTY FROM VERY UNIMPRESSIVE BEGINNINGS. STOCKS

            SELECTED WHEN THEY ARE UNDERVALUED MAY LOOK UNREMARKABLE

         THEN, BUT WITH TIME THEY MAY ALSO GROW TO BE VERY ATTRACTIVE.

                     -------------------------------------

AIM Value II Fund is for shareholders who seek long-term growth of capital by investing primarily in equity securities judged to be undervalued relative to their current or projected earnings, the value of their assets or the equity markets in general.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Value II Fund's performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.
o Had the advisor not waived fees and expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o Because the fund has been offered for less than a year (since 8/31/00), total returns reported are cumulative total returns that have not been annualized. Cumulative total returns since inception, including sales charges, were: Class A shares, -18.23%; Class B shares, -18.00%; Class C shares, -14.55%.
o During the fiscal year ended 12/31/00, the fund paid distributions of $0.0110 per Class A, Class B and Class C share.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investment in IPOs, which had a magnified impact when its asset base was relatively small. With a larger asset base, there is no guarantee that the fund will continue to experience substantially similar performance by investing in IPOs.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's 500 Index (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
o Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
        NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE
              CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS
             A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

       This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                                AIM VALUE II FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    It's an honor to address you as AIM Funds' new chairman. I feel privileged to succeed Ted Bauer, who recently retired as AIM's chairman after a long, successful career in the
   [PHOTO OF        investment industry. Ted has always shown the highest degree
    Robert H.       of integrity and commitment to excellence, and I have always
     Graham         admired him greatly. I'm also proud to be part of the team
  APPEARS HERE]     that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets in 2000 were particularly unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 down 9.1%. But 20% to 30% returns, such as we have seen recently, are not typical. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn, and it appears to be a worldwide trend. In 2000, most overseas markets were more turbulent than their U.S. counterpart.
    Regardless of the impact of market conditions, we know you are counting on us to deliver attractive investment performance. We don't like it when we don't live up to your expectations. We have been disappointed along with you. Because we ourselves invest in AIM funds and use them in our retirement plans, virtually everyone who works here has a stake in at least one AIM fund. All of us have seen the value of our own accounts decline. We know how unpleasant this experience is.
    What are we doing about it? We are sticking with our motto: Invest with Discipline. We still manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a down period in the markets, like the one last year. We just have to be patient, and we urge you to be, too. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though we can expect the situation to remain difficult for some time, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive market valuation in several years. While there is concern that the economy's record long expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets.
    The current environment illustrates the value of professional money management. During downturns, investors may be tempted to make decisions based on emotions, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.
    In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.


Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman



                                AIM VALUE II FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



FUND OPENS IN UNSETTLED MARKET, HAS HIGH HOPES

MARKETS SLID DURING THE REPORTING PERIOD. HOW DID AIM VALUE II FUND PERFORM?
The fund faced a difficult period for the first three months after beginning sales on August 31, 2000, but saw an uptick during the final month of its fiscal year. For the reporting period (the four months ending December 31, 2000), the cumulative total returns (excluding sales charges) were -13.49% for Class A shares and -13.69% for Class B and Class C shares.* The S&P 500 returned -12.68% for the same period.

WHAT WAS THE MARKET ENVIRONMENT LIKE WHEN THE FUND BEGAN SALES?
Events earlier in the year had left the market seriously unsettled. A severe drop in the value of technology stocks in the spring had spread its effects to virtually every sector of the stock market. Exacerbating the situation was investors' anxiety that the Federal Reserve Board (the Fed) might continue raising interest rates. The Fed had raised rates six times since June 1999 to contain inflation by cooling torrid economic growth, and jittery investors had no way to know whether rate increases would continue. Markets rallied in late May and June amid mounting evidence that economic growth was slowing to a more sustainable pace, reducing the probability of additional Fed rate hikes.

HOW DID CONDITIONS DEVELOP FROM THERE?
In late summer and early fall, about the same time as AIM Value II Fund's inception, several factors converged to undermine corporate earnings. Skyrocketing oil prices raised costs for both consumers and businesses, constricting their buying power. All year, the euro's weakness made U.S. goods more expensive overseas and depressed earnings for many U.S. multinational corporations. Starting in the third quarter, a large number of major corporations issued warnings that their earnings would not meet analysts' expectations. The earnings misses, combined with seasonal tax-loss selling, further compressed stock valuations. Needing to gauge likely future business policy, businesses kept treading water for a month awaiting the outcome of the U.S. presidential election.
    These interacting concerns culminated in a steep market decline in November. Markets rebounded at indications that the Fed might cut interest rates soon, then sagged again when no rate cut materialized at the Fed's December 19 meeting.
    But by then, AIM Value II Fund had pulled out of the doldrums of the previous three months and posted a positive return of 3.61% for December. Most key market indexes recorded losses for the year, as did the fund.

WHAT IS THE FUND'S INVESTMENT STRATEGY?
AIM Value II Fund uses an investment strategy called growth at a reasonable price, or GARP. Basically, the GARP method looks for stocks with strong prospects for growth that are selling at attractive valuations. Their value can be measured against their potential for earnings growth, the underlying value of the company's assets or the equity markets in general. The principle is that stocks purchased at a favorable price relative to their value may realize greater rewards once earnings start to rise.
    The falling market provided a buying opportunity for the fund. By the second half of the year, few companies with above-average growth were selling at discount prices. Growth stocks sold at extremely high prices, and "bargain" stocks often did not demonstrate the earnings growth we require. However, as the market declined in the last quarter of the year, the stocks of many excellent firms experienced valuation compression because of market events unconnected with the companies' fundamentals. After a great deal of careful research, we selected 71 such "discounted" stocks, based on our high confidence in their earnings-growth potential.

WHAT KINDS OF EQUITIES DOES THE FUND INVEST IN?
We plan to maintain a portfolio of mostly mid- and large-capitalization companies with strong earnings growth, positive earnings momentum (that is, an increasing pace of earnings growth) and attractive valuations. We plan to keep the fund widely


                      -------------------------------------

                      THE FUND FACED A DIFFICULT PERIOD FOR

                     THE FIRST THREE MONTHS AFTER BEGINNING

                      SALES... BUT SAW AN UPTICK DURING THE

                         FINAL MONTH OF ITS FISCAL YEAR.

                      -------------------------------------


                      -------------------------------------

                            READ THIS REPORT ONLINE!

      A NEW SERVICE IS AVAILABLE--ELECTRONIC DELIVERY OF FUND REPORTS AND

PROSPECTUSES. YOU CAN READ THE SAME AIM REPORT YOU ARE READING NOW--ONLINE. ONCE

 YOU SIGN UP FOR THE SERVICE, WE WILL SEND YOU A LINK TO THE REPORT VIA E-MAIL.

IF YOU CHOOSE TO RECEIVE YOUR REPORTS ONLINE, YOU WILL NOT RECEIVE A PAPER COPY

   BY MAIL. YOU MAY CANCEL THE SERVICE AT ANY TIME BY VISITING OUR WEB SITE.

  PLEASE VISIT OUR WEB SITE AT www.aimfunds.com AND GO TO "YOUR AIM ACCOUNT."

    LOG INTO YOUR ACCOUNT AND THEN CLICK ON THE "VIEW OTHER ACCOUNT OPTIONS"

                     DROPDOWN MENU AND SELECT "eDELIVERY."

                      -------------------------------------

*Note: Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and expenses.

          See important fund and index disclosures inside front cover.

                                AIM VALUE II FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



diversified by industry and size, while maintaining the number of holdings between 50 and 75--a manageable number that allows the fund managers to remain fully informed about each stock. We have taken a significant position in technology stocks because we are convinced that there is still tremendous potential for growth in that sector; technological change is not going away. Much of our tech weighting is in computer software and services, because this is an area where firms are still spending their technology budget dollars. Other large sector weightings are in financials and health care, among the best-performing areas of the market.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?
o Charter Communications provides cable television services and programming in 40 states. Services include digital cable, high-speed Internet access and cable Internet service for home computers, and the ability to receive e-mail and surf the Internet using a TV (without a computer and a modem).
o Lehman Brothers Holdings is engaged in global investment banking, raising capital through underwriting and placements, merchant banking, corporate finance services, securities trading and commodities.
o Pfizer produces important prescription medications such as cholesterol-lowering Lipitor, Glucotrol for diabetes control and Zoloft for treating depression, as well as some of the world's best-known consumer brands, including Hall's, Benadryl, Sudafed, Listerine, Schick, Visine and Ben Gay.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED ON DECEMBER 31?
The situation was mixed. Many believe corporate earnings may continue to disappoint for the next six to eight months, as capital expenditures and consumer spending may slow or decline. But late in the fiscal year, the Fed indicated that its bias had changed from warding off inflation to warding off recession, signaling the possibility of rate cuts to stimulate the economy. Historically, declining interest rates bode well for stocks.
    Though the economy had slowed from its previous pace, unemployment and inflation remained quite low. Prices of many stocks had been brought to much more reasonable levels by the steep downturn in equity markets during the last quarter of 2000, a potential buying opportunity.
    Given the uncertainty surrounding short-term economic trends, we can expect market volatility to continue and thus regard this as an environment in which investors would be wise to maintain a long-term investment perspective.

PORTFOLIO COMPOSITION                                                  [ARTWORK]


As of 12/31/00, based on total net assets

==========================================================================================================================
TOP 10 HOLDINGS                                                  TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------------------------
  1. Charter Communications, Inc.--Class A        3.21%            1. Telecommunications (Cellular/Wireless)       6.96%
  2. Lehman Brothers Holdings Inc.                2.82             2. Broadcasting (Television, Radio & Cable)     6.57
  3. Pfizer Inc.                                  2.64             3. Services (Data Processing)                   6.04
  4. Tyco International Ltd.                      2.57             4. Financial (Diversified)                      5.24
  5. Amdocs Ltd.                                  2.51             5. Investment Banking/Brokerage                 5.21
  6. Concord EFS, Inc.                            2.37             6. Computers (Software & Services)              4.95
  7. Citigroup Inc.                               2.31             7. Communications Equipment                     4.86
  8. Bank of New York Co., Inc. (The)             2.24             8. Oil & Gas (Drilling & Equipment)             4.26
  9. Omnicom Group, Inc.                          2.18             9. Health Care (Drugs--Major Pharmaceuticals)   3.96
 10. PeopleSoft, Inc.                             2.02            10. Electronics (Semiconductors)                 3.92

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==========================================================================================================================


          See important fund and index disclosures inside front cover.

                                AIM VALUE II FUND

                        ANNUAL REPORT / FOR CONSIDERATION



AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                   [ARTWORK]


 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company


                                AIM VALUE II FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

                                                          MARKET
                                            SHARES        VALUE
DOMESTIC COMMON STOCKS-72.64%

BANKS (MAJOR REGIONAL)-2.24%

Bank of New York Co., Inc. (The)               60,400  $  3,333,325
===================================================================

BIOTECHNOLOGY-0.07%

Ciphergen Biosystems, Inc.(a)                   8,350       110,637
===================================================================

BROADCASTING (TELEVISION, RADIO & CABLE)-6.57%

Charter Communications, Inc.-Class A(a)       210,300     4,771,181
-------------------------------------------------------------------
Comcast Corp.-Class A(a)                       43,300     1,807,775
-------------------------------------------------------------------
General Motors Corp.-Class H(a)                34,500       793,500
-------------------------------------------------------------------
Univision Communications Inc.-Class A(a)       58,500     2,394,844
===================================================================
                                                          9,767,300
===================================================================

COMMUNICATIONS EQUIPMENT-2.97%

ADC Telecommunications, Inc.(a)                27,300       494,812
-------------------------------------------------------------------
Comverse Technology, Inc.(a)                   20,400     2,215,950
-------------------------------------------------------------------
Proxim, Inc.(a)                                15,400       662,200
-------------------------------------------------------------------
Scientific-Atlanta, Inc.                       32,300     1,051,769
===================================================================
                                                          4,424,731
===================================================================

COMPUTERS (HARDWARE)-1.34%

Compaq Computer Corp.                          86,000     1,294,300
-------------------------------------------------------------------
Sun Microsystems, Inc.(a)                      24,800       691,300
===================================================================
                                                          1,985,600
===================================================================

COMPUTERS (NETWORKING)-1.21%

Cisco Systems, Inc.(a)                         47,200     1,805,400
===================================================================

COMPUTERS (PERIPHERALS)-1.27%

EMC Corp.(a)                                   28,500     1,895,250
===================================================================

COMPUTERS (SOFTWARE & SERVICES)-4.95%

BEA Systems, Inc.(a)                           28,700     1,931,869
-------------------------------------------------------------------
Oracle Corp.(a)                                45,900     1,333,969
-------------------------------------------------------------------
PeopleSoft, Inc.(a)                            80,700     3,001,031
-------------------------------------------------------------------
VERITAS Software Corp.(a)                      12,600     1,102,500
===================================================================
                                                          7,369,369
===================================================================

CONSUMER FINANCE-2.69%

Capital One Financial Corp.                    36,700     2,415,319
-------------------------------------------------------------------
Providian Financial Corp.                      27,700     1,592,750
===================================================================
                                                          4,008,069
===================================================================

ELECTRICAL EQUIPMENT-0.36%

EchoStar Communications Corp.(a)               23,500       534,625
===================================================================

ELECTRONICS (SEMICONDUCTORS)-1.28%

Analog Devices, Inc.(a)                         9,500       486,281
-------------------------------------------------------------------
Microchip Technology Inc.(a)                   47,000     1,031,062
-------------------------------------------------------------------
Vitesse Semiconductor Corp.(a)                  6,900       381,656
===================================================================
                                                          1,898,999
===================================================================

EQUIPMENT (SEMICONDUCTOR)-0.42%

Teradyne, Inc.(a)                              16,800       625,800
===================================================================

FINANCIAL (DIVERSIFIED)-5.24%

American Express Co.                           20,200     1,109,737
-------------------------------------------------------------------

FINANCIAL (DIVERSIFIED)

Citigroup Inc.                                 67,400  $  3,441,612
-------------------------------------------------------------------
J.P. Morgan & Co., Inc.                         4,700       777,850
-------------------------------------------------------------------
SEI Investments Co.                             7,800       873,600
-------------------------------------------------------------------
State Street Corp.                             12,800     1,589,888
===================================================================
                                                          7,792,687
===================================================================

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-3.96%

Allergan, Inc.                                 20,300     1,965,294
-------------------------------------------------------------------
Pfizer Inc.                                    85,400     3,928,400
===================================================================
                                                          5,893,694
===================================================================

HEALTH CARE (MANAGED CARE)-2.70%

CIGNA Corp.                                    17,300     2,288,790
-------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)              15,000     1,728,750
===================================================================
                                                          4,017,540
===================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.56%

Baxter International, Inc.                     26,300     2,322,619
===================================================================

HEALTH CARE (SPECIALIZED SERVICES)-1.76%

Quest Diagnostics Inc.(a)                      18,400     2,612,800
===================================================================

INVESTMENT BANKING/BROKERAGE-5.21%

Lehman Brothers Holdings Inc.                  62,100     4,199,512
-------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.               26,000     2,060,500
-------------------------------------------------------------------
TD Waterhouse Group, Inc.(a)                  112,900     1,495,925
===================================================================
                                                          7,755,937
===================================================================

INVESTMENT MANAGEMENT-0.19%

Stilwell Financial, Inc.                        7,200       283,950
===================================================================

NATURAL GAS-3.19%

Dynegy Inc.-Class A                            46,400     2,601,300
-------------------------------------------------------------------
Enron Corp.                                    25,700     2,136,313
===================================================================
                                                          4,737,613
===================================================================

OIL & GAS (DRILLING & EQUIPMENT)-4.26%

ENSCO International Inc.                       55,900     1,904,094
-------------------------------------------------------------------
Transocean Sedco Forex Inc.                    47,400     2,180,400
-------------------------------------------------------------------
Weatherford International, Inc.(a)             47,500     2,244,375
===================================================================
                                                          6,328,869
===================================================================

POWER PRODUCERS (INDEPENDENT)-1.50%

AES Corp. (The)(a)                             40,300     2,231,613
===================================================================

RETAIL (COMPUTERS & ELECTRONICS)-1.14%

Best Buy Co., Inc.(a)                          15,200       449,350
-------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                  12,000       334,500
-------------------------------------------------------------------
RadioShack Corp.                               21,300       911,906
===================================================================
                                                          1,695,756
===================================================================

RETAIL (DISCOUNTERS)-0.79%

Dollar Tree Stores, Inc.(a)                    47,900     1,173,550
===================================================================

RETAIL (DRUG STORES)-1.12%

Walgreen Co.                                   40,000     1,672,500
===================================================================

                                                          MARKET
                                            SHARES        VALUE

RETAIL (GENERAL MERCHANDISE)-0.73%

Target Corp.                                   33,500  $  1,080,375
===================================================================

SERVICES (ADVERTISING/MARKETING)-3.11%

Interpublic Group of Companies, Inc.
  (The)                                        32,600     1,387,538
-------------------------------------------------------------------
Omnicom Group Inc.                             39,100     3,240,413
===================================================================
                                                          4,627,951
===================================================================

SERVICES (DATA PROCESSING)-6.04%

Automatic Data Processing, Inc.                29,900     1,893,044
-------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                     13,700       714,113
-------------------------------------------------------------------
Concord EFS, Inc.(a)                           80,100     3,519,394
-------------------------------------------------------------------
First Data Corp.                               54,100     2,850,394
===================================================================
                                                          8,976,945
===================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-4.45%

Nextel Communications, Inc.-Class A(a)         78,200     1,935,450
-------------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)              173,700     2,920,331
-------------------------------------------------------------------
Openwave Systems Inc.(a)                       36,800     1,764,100
===================================================================
                                                          6,619,881
===================================================================

TELECOMMUNICATIONS (LONG DISTANCE)-0.32%

Corvis Corp.(a)                                20,100       478,631
===================================================================
    Total Domestic Common Stocks
      (Cost $111,898,817)                               108,062,016
===================================================================

FOREIGN STOCKS & OTHER
  EQUITY INTERESTS-13.58%

BERMUDA-2.57%

Tyco International Ltd. (Manufacturing-
  Diversified)                                 68,800     3,818,400
===================================================================

CANADA-2.75%

Celestica Inc.
  (Electronics-Semiconductors)(a)              50,500     2,739,625
-------------------------------------------------------------------
Nortel Networks Corp. (Communications
  Equipment)                                   42,200     1,353,037
===================================================================
                                                          4,092,662
===================================================================

FINLAND-0.98%

Nokia Oyj-ADR (Communications Equipment)       33,400     1,452,900
===================================================================

IRELAND-1.79%

Elan Corp. PLC -ADR (Health Care-Drugs-
  Generic & Other)(a)                          57,000     2,668,313
===================================================================

NETHERLANDS-0.80%

ASM Lithography Holding N.V.-New York
  Shares (Electronics-Semiconductor)(a)        52,800     1,191,300
===================================================================

SINGAPORE-0.93%

Flextronics International Ltd.
  (Manufacturing-Specialized)(a)               48,700     1,387,950
===================================================================

UNITED KINGDOM-3.76%

Amdocs Ltd.
  (Telecommunications-Cellular/
  Wireless)(a)                                 56,300     3,729,875
-------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR
  (Health Care-Drugs-Generic & Other)(a)       40,500     1,865,531
===================================================================
                                                          5,595,406
===================================================================
    Total Foreign Stocks & Other Equity
      Interests
      (Cost $22,316,483)                                 20,206,931
===================================================================

                                           PRINCIPAL
                                            AMOUNT

U.S. TREASURY SECURITIES-0.67%

U.S. TREASURY BILLS-0.67%

6.16%, 03/01/01(b)(c)                     $   500,000       495,630
-------------------------------------------------------------------
5.77%, 03/22/01(b)(c)                         500,000       493,950
===================================================================
    Total U.S. Treasury Securities
      (Cost $989,081)                                       989,580
===================================================================

MONEY MARKET FUNDS-15.13%

STIC Liquid Assets Portfolio(d)            11,249,242    11,249,242
-------------------------------------------------------------------
STIC Prime Portfolio(d)                    11,249,242    11,249,242
===================================================================
    Total Money Market Funds
      (Cost $22,498,484)                                 22,498,484
===================================================================
TOTAL INVESTMENTS-102.02%
  (Cost $157,702,865)                                   151,757,011
===================================================================
LIABILITIES LESS OTHER ASSETS-(2.02%)                    (2,998,411)
===================================================================
NET ASSETS-100.00%                                     $148,758,600
___________________________________________________________________
===================================================================

Investment Abbreviations:

ADR  -  American Depositary Receipt

Notes to Schedule of Investments:
(a)  Non-income producing security.
(b) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(c) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:

Investments, at market value (cost $157,702,865)   $151,757,011
---------------------------------------------------------------
Receivables for:
  Fund shares sold                                    4,409,406
---------------------------------------------------------------
  Dividends                                             167,225
---------------------------------------------------------------
Investment for deferred compensation plan                 2,550
---------------------------------------------------------------
Other assets                                            118,213
===============================================================
    Total assets                                   $156,454,405
===============================================================

LIABILITIES:

Payables for:
  Investments purchased                               6,858,794
---------------------------------------------------------------
  Fund shares reacquired                                470,300
---------------------------------------------------------------
  Deferred compensation plan                              2,550
---------------------------------------------------------------
  Variation margin                                       54,600
---------------------------------------------------------------
Accrued advisory fees                                    37,793
---------------------------------------------------------------
Accrued administrative services fees                      4,235
---------------------------------------------------------------
Accrued distribution fees                               110,154
---------------------------------------------------------------
Accrued transfer agent fees                              29,636
---------------------------------------------------------------
Accrued operating expenses                              127,743
---------------------------------------------------------------
    Total liabilities                                 7,695,805
---------------------------------------------------------------
Net assets applicable to shares outstanding        $148,758,600
---------------------------------------------------------------

NET ASSETS:

  Class A                                           $55,409,420
---------------------------------------------------------------
  Class B                                           $62,791,852
---------------------------------------------------------------
  Class C                                           $30,557,328
---------------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

  Class A                                             6,416,683
---------------------------------------------------------------
  Class B                                             7,288,940
---------------------------------------------------------------
  Class C                                             3,546,815
---------------------------------------------------------------
CLASS A:
  Net asset value and redemption price per share    $      8.64
---------------------------------------------------------------
  Offering price per share:
  (Net asset value of $8.64  DIVIDED BY 94.50%)     $      9.14
---------------------------------------------------------------
CLASS B:
  Net asset value and offering price per share      $      8.61
---------------------------------------------------------------
CLASS C:
  Net asset value and offering price per share      $      8.62
---------------------------------------------------------------

STATEMENT OF OPERATIONS
For the period August 31, 2000 (date operations commenced) to December 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $56)   $   77,177
--------------------------------------------------------------
Dividends from affiliated money market funds           233,987
--------------------------------------------------------------
Interest                                                55,755
==============================================================
    Total investment income                            366,919
==============================================================

EXPENSES:

Advisory fees                                          184,046
--------------------------------------------------------------
Administrative services fees                            16,667
--------------------------------------------------------------
Custodian fees                                          22,535
--------------------------------------------------------------
Distribution fees -- Class A                            35,220
--------------------------------------------------------------
Distribution fees -- Class B                           100,325
--------------------------------------------------------------
Distribution fees -- Class C                            44,441
--------------------------------------------------------------
Transfer agent fees -- Class A                          22,514
--------------------------------------------------------------
Transfer agent fees -- Class B                          27,475
--------------------------------------------------------------
Transfer agent fees -- Class C                          12,170
--------------------------------------------------------------
Trustee's fees                                           3,133
--------------------------------------------------------------
Registration and filing fees                            79,052
--------------------------------------------------------------
Other                                                   45,752
==============================================================
    Total expenses                                     593,330
==============================================================
Less: Fees waived                                     (146,253)
==============================================================
    Expenses paid indirectly                            (2,680)
--------------------------------------------------------------
    Net expenses                                       444,397
==============================================================
Net investment income (loss)                           (77,478)
==============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES CONTRACTS

Net realized gain (loss) from:
  Investment securities                             (2,505,556)
--------------------------------------------------------------
  Futures contracts                                     68,916
==============================================================
                                                    (2,436,640)
==============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             (5,945,854)
--------------------------------------------------------------
  Futures contracts                                   (152,109)
==============================================================
                                                    (6,097,963)
==============================================================
Net gain (loss) from investment securities
  and futures contracts                             (8,534,603)
______________________________________________________________
==============================================================
Net increase (decrease) in net assets resulting
  from operations                                  $(8,612,081)
______________________________________________________________
==============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the period August 31, 2000 (date operations commenced) to December 31, 2000

                                                        2000
                                                    ------------

OPERATIONS:

  Net investment income (loss)                      $    (77,478)
----------------------------------------------------------------
  Net realized gain (loss) from investment
    securities and futures contracts                  (2,436,640)
----------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities and
    futures contracts                                 (6,097,963)
================================================================
    Net increase (decrease) in net assets
     resulting from operations                        (8,612,081)
================================================================
Distributions to shareholders from net realized
  gains:
  Class A                                                (62,905)
----------------------------------------------------------------
  Class B                                                (71,403)
----------------------------------------------------------------
  Class C                                                (35,183)
----------------------------------------------------------------
Share transactions-net:
  Class A                                             59,053,644
----------------------------------------------------------------
  Class B                                             66,427,674
----------------------------------------------------------------
  Class C                                             32,058,854
----------------------------------------------------------------
    Net increase in net assets                       148,758,600
================================================================

NET ASSETS:

  Beginning of period                                         --
================================================================
  End of period                                     $148,758,600
________________________________________________________________
================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                     $157,528,805
----------------------------------------------------------------
  Undistributed net investment income (loss)             (26,778)
----------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities and futures contracts       (2,645,464)
----------------------------------------------------------------
  Unrealized appreciation (depreciation) of
    investment securities and futures contracts       (6,097,963)
----------------------------------------------------------------
                                                    $148,758,600
________________________________________________________________
================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value II Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund commenced operations on August 31, 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE"). Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income (loss) was increased by $50,700, undistributed net realized gains decreased by $39,333 and paid-in capital decreased by $11,367 as a result of differing book/tax treatment of initial stock issuance costs and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Funds average daily net assets. During the period August 31, 2000 (date operation commenced) through December 31, 2000, AIM waived fees of $146,253.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period August 31, 2000 (date operations commenced) through December 31, 2000, AIM was paid $16,667 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period August 31, 2000 (date operations commenced) through December 31, 2000, AFS was paid $21,404 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively "the Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the period August 31, 2000 (date operations commenced) through December 31, 2000, the Class A,
Class B and Class C shares paid AIM Distributors $35,220, $100,325 and $44,441, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $130,652 from sales of the Class A shares of the Fund during the period August 31, 2000 (date operations commenced) through December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the same period, AIM Distributors received $1,234 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
    During the period August 31, 2000 (date operations commenced) through December 31, 2000, the Fund paid legal fees of $980 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the period August 31, 2000 (date operations commenced) through December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $585 and reductions in custodian fees of $2,095 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,680.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period August 31, 2000 through December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period August 31, 2000 through December 31, 2000 was $144,516,301 and $7,795,446, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $  7,191,278
----------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                         (14,775,693)
================================================================
Net unrealized appreciation (depreciation) of
  investment securities                             $ (7,584,415)
________________________________________________________________
================================================================

Cost of investments for tax purposes is $159,341,426.

NOTE 7-FUTURES CONTRACTS

On December 31, 2000, $255,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                         UNREALIZED
               NO. OF        MONTH/         MARKET      APPRECIATION
CONTRACT      CONTRACTS    COMMITMENT       VALUE      (DEPRECIATION)
--------      ---------  --------------  ------------  --------------
S&P 500            12     Mar. 01/Buy     $4,005,000     $(152,109)
__________________________________________________________________
==================================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the period August 31, 2000 (date operations commenced) through December 31, 2000 were as follows:

                                                    2000
                                          -------------------------
                                            SHARES        AMOUNT
                                          -----------  ------------
Sold:
  Class A                                   6,803,909  $ 62,419,096
-------------------------------------------------------------------
  Class B                                   7,466,598    67,975,309
-------------------------------------------------------------------
  Class C                                   3,674,621    33,162,044
-------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                       7,039        59,975
-------------------------------------------------------------------
  Class B                                       8,075        68,635
-------------------------------------------------------------------
  Class C                                       3,982        33,851
-------------------------------------------------------------------
Reacquired:
  Class A                                    (394,265)   (3,425,427)
-------------------------------------------------------------------
  Class B                                    (185,733)   (1,616,270)
-------------------------------------------------------------------
  Class C                                    (131,788)   (1,137,041)
-------------------------------------------------------------------
                                           17,252,438  $157,540,172
___________________________________________________________________
===================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                           CLASS A
                                                   -----------------------
                                                    AUGUST 31, 2000 (DATE
                                                    OPERATIONS COMMENCED)
                                                       TO DECEMBER 31,
                                                           2000(a)
                                                   -----------------------
Net asset value, beginning of period                       $ 10.00
-------------------------------------------------------------------------
Income from investment operations:
  Net gains (losses) on securities (both realized
    and unrealized)                                          (1.35)
=========================================================================
    Total from investment operations                         (1.35)
=========================================================================
Less distributions from net realized gains                   (0.01)
=========================================================================
Net asset value, end of period                             $  8.64
_________________________________________________________________________
=========================================================================
Total return(b)                                             (13.49)%
_________________________________________________________________________
=========================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $55,409
_________________________________________________________________________
=========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            1.40%(c)
-------------------------------------------------------------------------
  Without fee waivers                                         2.00%(c)
_________________________________________________________________________
=========================================================================
Ratio of net investment income (loss) to average
  net assets                                                  0.10%(c)
_________________________________________________________________________
=========================================================================
Portfolio turnover rate                                         13%
_________________________________________________________________________
=========================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $29,943,124.

                                                           CLASS B
                                                   -----------------------
                                                    AUGUST 31, 2000 (DATE
                                                    OPERATIONS COMMENCED)
                                                       TO DECEMBER 31,
                                                            2000(a)
                                                   -----------------------
Net asset value, beginning of period                       $ 10.00
-------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.02)
-------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                          (1.36)
=========================================================================
    Total from investment operations                         (1.38)
=========================================================================
Less distributions from net realized gains                   (0.01)
=========================================================================
Net asset value, end of period                             $  8.61
_________________________________________________________________________
=========================================================================
Total return(b)                                             (13.79)%
_________________________________________________________________________
=========================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $62,792
_________________________________________________________________________
=========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            2.10%(c)
-------------------------------------------------------------------------
  Without fee waivers                                         2.70%(c)
=========================================================================
Ratio of net investment income (loss) to average
  net assets                                                 (0.60)%(c)
_________________________________________________________________________
=========================================================================
Portfolio turnover rate                                         13%
_________________________________________________________________________
=========================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $29,852,870.

                                                         CLASS C
                                                  -----------------------
                                                   AUGUST 31, 2000 (DATE
                                                   OPERATIONS COMMENCED)
                                                      TO DECEMBER 31,
                                                           2000(a)
                                                  -----------------------
Net asset value, beginning of period                       $ 10.00
-------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.02)
-------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                          (1.35)
=========================================================================
    Total from investment operations                         (1.37)
=========================================================================
Less distributions from net realized gains                   (0.01)
=========================================================================
Net asset value, end of period                             $  8.62
_________________________________________________________________________
=========================================================================
Total return(b)                                             (13.69)%
_________________________________________________________________________
=========================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $30,557
_________________________________________________________________________
=========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            2.10%(c)
-------------------------------------------------------------------------
  Without fee waivers                                         2.70%(c)
_________________________________________________________________________
=========================================================================
Ratio of net investment income (loss) to average
  net assets                                                 (0.60)%(c)
_________________________________________________________________________
=========================================================================
Portfolio turnover rate                                         13%
_________________________________________________________________________
=========================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $13,223,776.

NOTE 10-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP has represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000 prior to the first fiscal period end of the Fund. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
    Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

                    REPORT OF INDEPENDENT ACCOUNTANTS

                    To the Shareholders of AIM Value II Fund and Board of Trustees of AIM Funds Group:

                    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Value II Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

                    PRICEWATERHOUSECOOPERS LLP

                    Boston, Massachusetts
                    February 19, 2001

ABOUT YOUR FUND'S BOARD
The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.
    Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.
     Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                 OFFICERS                                  OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                          11 Greenway Plaza
Chairman, President and                           Chairman and President                    Suite 100
Chief Executive Officer                                                                     Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary       INVESTMENT ADVISOR
Bruce L. Crockett
Director                                          Gary T. Crum                              A I M Advisors, Inc.
ACE Limited;                                      Senior Vice President                     11 Greenway Plaza
Formerly Director, President, and                                                           Suite 100
Chief Executive Officer                           Dana R. Sutton                            Houston, TX 77046
COMSAT Corporation                                Vice President and Treasurer
                                                                                            TRANSFER AGENT
Owen Daly II                                      Robert G. Alley
Formerly Director                                 Vice President                            A I M Fund Services, Inc.
Cortland Trust Inc.                                                                         P.O. Box 4739
                                                  Stuart W. Coco                            Houston, TX 77210-4739
Albert R. Dowden                                  Vice President
Chairman of the Board of Directors                                                          CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and       Melville B. Cox
Director, Magellan Insurance Company              Vice President                            State Street Bank and Trust Company
                                                                                            225 Franklin Street
Edward K. Dunn Jr.                                Karen Dunn Kelley                         Boston, MA 02110
Formerly Chairman, Mercantile Mortgage Corp.;     Vice President
Formerly Vice Chairman, President and                                                       COUNSEL TO THE FUND
Chief Operating Officer,                          Edgar M. Larsen
Mercantile-Safe Deposit & Trust Co.; and          Vice President                            Ballard Spahr
President, Mercantile Bankshares                                                            Andrews & Ingersoll, LLP
                                                  Mary J. Benson                            1735 Market Street
Jack Fields                                       Assistant Vice President and              Philadelphia, PA 19103
Chief Executive Officer, Texana Global Inc.       Assistant Treasurer
(foreign trading company) and                                                               COUNSEL TO THE TRUSTEES
Twenty First Century, Inc.;                       Sheri Morris
Formerly Member of the U.S. House of              Assistant Vice President and              Kramer, Levin, Naftalis & Frankel LLP
Representatives                                   Assistant Treasurer                       919 Third Avenue
                                                                                            New York, NY 10022
Carl Frischling                                   Jim A. Coppedge
Partner                                           Assistant Secretary                       DISTRIBUTOR
Kramer, Levin, Naftalis & Frankel LLP
                                                  Renee A. Friedli                          A I M Distributors, Inc.
Prema Mathai-Davis                                Assistant Secretary                       11 Greenway Plaza
Formerly, Chief Executive Officer,                                                          Suite 100
YWCA of the U.S.A.                                P. Michelle Grace                         Houston, TX 77046
                                                  Assistant Secretary
Lewis F. Pennock                                                                            AUDITORS
Partner, Pennock & Cooper (law firm)              Nancy L. Martin
                                                  Assistant Secretary                       PricewaterhouseCoopers LLP
Louis S. Sklar                                                                              160 Federal Street
Executive Vice President,                         Ofelia M. Mayo                            Boston, MA 02110
Development and Operations,                       Assistant Secretary
Hines Interests
Limited Partnership                               Lisa A. Moss
                                                  Assistant Secretary

                                                  Kathleen J. Pflueger
                                                  Assistant Secretary


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 33.18% is eligible for the dividends received deduction for corporations.

              THE AIM FUNDS--Registered Trademark-- RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.
o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.
    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                      -------------------------------------

                THE AIM FAMILY OF FUNDS--Registered Trademark--


                          EQUITY FUNDS
DOMESTIC EQUITY FUNDS                    INTERNATIONAL/GLOBAL EQUITY FUNDS                A I M Management Group Inc. has provided
                                                                                          leadership in the mutual fund industry
      MORE AGGRESSIVE                          MORE AGGRESSIVE                            since 1976 and managed approximately
                                                                                          $170 billion in assets for nine million
AIM Small Cap Opportunities(1)           AIM Latin American Growth                        shareholders, including individual
AIM Mid Cap Opportunities(2)             AIM Developing Markets                           investors, corporate clients and
AIM Large Cap Opportunities(3)           AIM European Small Company                       financial institutions, as of December
AIM Emerging Growth                      AIM Asian Growth                                 31, 2000.
AIM Small Cap Growth(4)                  AIM Japan Growth                                     The AIM Family of Funds--Registered
AIM Aggressive Growth                    AIM International Emerging Growth                Trademark-- is distributed nationwide,
AIM Mid Cap Growth                       AIM European Development                         and AIM today is the eighth-largest
AIM Small Cap Equity                     AIM Euroland Growth                              mutual fund complex in the United States
AIM Capital Development                  AIM Global Aggressive Growth                     in assets under management, according to
AIM Constellation                        AIM International Equity                         Strategic Insight, an independent mutual
AIM Dent Demographic Trends              AIM Advisor International Value                  fund monitor.
AIM Select Growth                        AIM Worldwide Spectrum                               AIM is a subsidiary of AMVESCAP PLC,
AIM Large Cap Growth                     AIM Global Trends                                one of the world's largest independent
AIM Weingarten                           AIM Global Growth                                financial services companies with $402
AIM Mid Cap Equity                                                                        billion in assets under management as of
AIM Value II                                   MORE CONSERVATIVE                          December 31, 2000.
AIM Charter
AIM Value                                SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                             AIM New Technology
AIM Advisor Flex                         AIM Global Telecommunications and Technology
                                         AIM Global Infrastructure
      MORE CONSERVATIVE                  AIM Global Resources
                                         AIM Global Financial Services
                                         AIM Global Health Care
                                         AIM Global Consumer Products and Services
                                         AIM Advisor Real Estate
                                         AIM Global Utilities

                                               MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS               TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                          MORE AGGRESSIVE

AIM Strategic Income                     AIM High Income Municipal
AIM High Yield II                        AIM Tax-Exempt Bond of Connecticut
AIM High Yield                           AIM Municipal Bond
AIM Income                               AIM Tax-Free Intermediate
AIM Global Income                        AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                     MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000.
(3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                               VAL2-AR-1